SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 31, 2003




                          POWERWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




         Delaware                       000-21507               11-2723423
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                            1801 E. St. Andrew Place
                               Santa Ana, CA 92705
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (714) 466-1000

        Former name or former address, if changed since last report: N/A




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Item 7.    Financial Statements and Exhibits


(c)  Exhibits

     The following exhibit is filed as part of this report:


Exhibit Number                 Description
------------------------------------------------------------
     99.1      Press release dated March 31, 2003.



Item 12.    Results of Operations and financial Condition


     On March 31, 2003, Powerwave Technologies, Inc. announced preliminary financial results for its first quarter of fiscal 2003, ending March 30, 2003.


                                   Signatures
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 31, 2003                  POWERWAVE TECHNOLOGIES, INC
     ----------------

                                       By:/s/ KEVIN T. MICHAELS
                                          -------------------------------------
                                          Kevin T. Michaels
                                          Senior Vice President, Finance and
                                          Chief Financial Officer



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